Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 62,571,284	$ 51,736,418
Investments, at contract value	2,703,108	2,899,141
Notes receivable from participants	1,415,511	1,182,710
Total assets	66,689,903	55,818,269
Liabilities
Other liabilities	171,310	166,045
Total liabilities	171,310	166,045
Net assets available for benefits	$ 66,518,593	$ 55,652,224